                                                Exhibit 10.23

AMENDMENT TO AGREEMENT BETWEEN FULTON FINANCIAL CORPORATION AND FISERV SOLUTIONS, LLC

Certain information, identified by the notation “[***]”, has been omitted in accordance with Item 601(b)(10) of Regulation S-K because it is both not material and is the type that the registrant treats as private or confidential.

AMENDMENT TO AGREEMENT

AMENDMENT (“Amendment”) dated as of December 20, 2021 (“Amendment Effective Date”) between Fiserv Solutions, LLC, a Wisconsin limited liability company with offices located at 255 Fiserv Drive, Brookfield, WI 53045 (“Fiserv”), and Fulton Financial Corporation, a Pennsylvania corporation with office located at One Penn Square, Lancaster, PA 17602 (“Client”), to the Master Agreement No. 3810282 dated as of July 11, 2016 between Fiserv and Client (as amended through the date hereof, the “Agreement”).

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv’s provision of various Services and Products to Client; and

WHEREAS, Fiserv and Client wish to amend the Agreement to include additional Deliverables;

NOW, THEREFORE, Fiserv and Client hereby agree as follows:

1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings assigned them in the Agreement.

2.    Term Extension. Notwithstanding anything to the contrary in the Agreement including, without limitation, Section 8(a) of the Agreement, the term for the Deliverables set forth in the Exhibits and Schedules listed in this Section 2 is hereby extended through date identified for each Deliverable as set forth below (the “Extension Period”). Unless otherwise noted below, Deliverables shall, at the end of the applicable Extension Period noted below, renew in accordance with Section 8(a) of the Agreement.

Schedule Title	Extension Period Expiration
Accel Network Membership Exhibit	[***]
Account Processing Services Schedule	03/31/2027
ACH Services Schedule	[***]
ARP/SMS Service Schedule	[***]
[***] Services Schedule	[***]
BillMatrix Services Schedule	[***]
CashEdge Services	[***]
Check Printing Services Schedule	[***]
[***] Services Schedule (include [***])	[***]
DocPlus Managed Services Schedule	[***]
EFT Solutions Services Schedule	[***]
EnAct Software Schedule	[***]
Enterprise Content Management Software Schedule	[***]
Enterprise Performance Management Software Schedule	[***]
Future Conversion Services Schedule	[***]
InformEnt Software Schedule	[***]
Lending Solutions Services Schedule	[***]
Marketing Services Program Schedule	[***]
Network Support Services Schedule	[***]
[***] Solutions Software Schedule	[***]

Signature Software Schedule	[***]
Third Party Direct Electronic Payment Services Schedule	[***]
Weiland Bank Solutions WAA Services Schedule	[***]
XRoads for Signature Services Schedule	[***]

3.    The Appendix 1 attached to this Amendment is hereby added to and shall be subject to the terms of the Agreement as of the Amendment Effective Date.

4.    Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

For Client:                For Fiserv:
Fulton Financial Corporation        Fiserv Solutions, LLC

By:    /s/ Dave Campbell        By:    /s/ Justin Steinberg
Name:    Dave Campbell            Name:    Justin Steinberg
Title:    Senior Executive Vice President    Title:    Authorized Signatory
Date:    December 20, 2021        Date:    December 20, 2021

Appendix 1

[***]